Exhibit 10.1

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of April 22, 2005 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified, including by the First Amendment, dated as of November 25, 2003, the Optional Increase Amendment, dated as of January 14, 2004, the Third Amendment, dated as of March 26, 2004, and the Fourth Amendment, dated as of November 4, 2004, the “Credit Agreement”), among SIX FLAGS, INC., a Delaware corporation (“Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Primary Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Primary Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, THE BANK OF NEW YORK and BANK OF AMERICA, N.A., as syndication agents, CREDIT LYONNAIS, NEW YORK BRANCH, as documentation agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested and, upon this Amendment becoming effective, the Lenders will have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                  DEFINITIONS.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                  AMENDMENTS TO THE CREDIT AGREEMENT.

2.1                                 Amendments to Section 1.1 of the Credit Agreement (Defined Terms).

(a)                                  The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the number “$25,000,000” and substituting in lieu thereof the number “$40,000,000”.

(b)                               Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“C$”:  lawful currency of Canada.

“Canadian Subsidiary”:  the collective reference to Parc Six Flags Montreal, S.E.C., a Quebec limited partnership, and Parc Six Flags Montreal Inc., a Quebec corporation, the general partner thereof.

2.2                                 Amendments to Section 10.2 of the Credit Agreement (Indebtedness).  Section 10.2 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of Section 10.2(h), (b) deleting the “.” at the end of Section 10.2(i) and substituting “; and” in lieu thereof and (c) inserting the following at the end thereof:

(j)                  Indebtedness of the Canadian Subsidiary in an aggregate principal amount not in excess of C$35,000,000 at any one time outstanding.

2.3                                 Amendments to Section 10.3 of the Credit Agreement (Liens).  Section 10.3 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of Section 10.3(i), (b) deleting the “.” at the end of Section 10.3(j) and substituting “; and” in lieu thereof and (c) inserting the following at the end thereof:

(k)               Liens on the Property of the Canadian Subsidiary securing Indebtedness to the extent such Indebtedness is permitted under Section 10.2(j).

SECTION 3.                  CONDITIONS PRECEDENT.  This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received (i) an executed counterpart of this Amendment, duly executed and delivered by a duly authorized officer of each of Parent, Holdings and the Primary Borrower, (ii) executed Lender Consent Letters (or facsimile transmissions thereof), substantially in the form of Exhibit A hereto (“Lender Consent Letters”), from the Required Lenders and each Issuing Lender and (iii) an executed Acknowledgment and Consent, substantially in the form of Exhibit B hereto, from each Guarantor and (b) the Primary Borrower shall have paid all fees required to be paid, and expenses for which invoices have been presented (including fees, disbursements and other charges of counsel to the Agents), in connection with the Credit Agreement.

SECTION 4.                  REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, (a) each of Parent, Holdings and the Primary Borrower certifies that no Default or Event of Default has occurred and is continuing and (b) each of Parent, Holdings and the Primary Borrower confirms, reaffirms and restates that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 5.                  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  Except as expressly amended

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herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

SECTION 6.                  COUNTERPARTS.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Primary Borrower and the Administrative Agent.

SECTION 7.                  PAYMENT OF EXPENSES.  The Primary Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 8.                  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

SIX FLAGS, INC.

By:
Name:
Title:

SIX FLAGS OPERATIONS INC.

By:
Name:
Title:

SIX FLAGS THEME PARKS INC.

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:
Name:
Title:

Fifth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

LENDER CONSENT LETTER

SIX FLAGS AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JULY 8, 2002

To:                Lehman Commercial Paper Inc.,
as Administrative Agent

745 Seventh Avenue

New York, New York 10019

Attention:  Michelle Rosolinsky

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified, including by the First Amendment, dated as of November 25, 2003, the Optional Increase Amendment, dated as of January 14, 2004, the Third Amendment, dated as of March 26, 2004, and the Fourth Amendment, dated as of November 4, 2004, the “Credit Agreement”), among Six Flags, Inc., a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation (the “Primary Borrower”), each Foreign Subsidiary Borrower (together with the Primary Borrower, the “Borrowers”), the Lenders from time to time parties to the Credit Agreement, The Bank of New York and Bank of America, N.A., as Syndication Agents, Credit Lyonnais, New York Branch, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Fifth Amendment (the “Amendment”) to which a form of this Lender Consent Letter is attached as Exhibit A.

Pursuant to Section 13.1(a) of the Credit Agreement, the undersigned Lender hereby irrevocably consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated as of April 22, 2005

Lender Consent

EXHIBIT B

ACKNOWLEDGMENT AND CONSENT
TO THE FIFTH AMENDMENT
TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Reference is made to the Amended and Restated Credit Agreement described in the foregoing Fifth Amendment (the “Credit Agreement”; terms defined in the Credit Agreement and used in this Acknowledgement and Consent shall have the meanings given to such terms in the Credit Agreement) and the Guarantee and Collateral Agreement, dated as of November 5, 1999, made by the Grantors in favor of the Administrative Agent, for the benefit of the Lenders.  Each of the undersigned Guarantors hereby (a) consents to the foregoing Fifth Amendment and the transactions contemplated thereby and (b) agrees and acknowledges that all guarantees and grants of security interests contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the foregoing Fifth Amendment and all prior modifications, if any, to the Credit Agreement.

(Rest of page left intentionally blank.)

SIX FLAGS, INC.

By:
James M. Coughlin
Vice President

SIX FLAGS OPERATIONS INC.

By:
James M. Coughlin
Vice President

Acknowledgment and Consent

ASTROWORLD GP LLC
ASTROWORLD LP LLC
AURORA CAMPGROUND, INC.
DARIEN LAKE MANAGEMENT COMPANY, INC.
DARIEN LAKE THEME PARK AND CAMPING RESORT, INC.
ENCHANTED PARKS, INC.
FIESTA TEXAS, INC.
FRONTIER CITY PROPERTIES, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT ESCAPE HOLDING INC.
GREAT ESCAPE LLC
GREAT ESCAPE THEME PARK LLC
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
INDIANA PARKS, INC.
KKI, LLC
MWM HOLDINGS INC.
OHIO CAMPGROUNDS INC.
OHIO HOTEL LLC
PARK MANAGEMENT CORP.
PP DATA SERVICES INC.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
PREMIER PARKS OF COLORADO INC.
PREMIER WATERWORLD CONCORD INC.
PREMIER WATERWORLD SACRAMENTO INC.
RIVERSIDE PARK ENTERPRISES, INC.
SAN ANTONIO PARK GP, LLC
SFJ MANAGEMENT INC.
SFTP INC.
SFTP SAN ANTONIO GP, INC.
SFTP SAN ANTONIO, INC.
SFTP SAN ANTONIO II, INC
STUART AMUSEMENT COMPANY
TIERCO MARYLAND, INC.
TIERCO WATER PARK, INC.
WYANDOT LAKE, INC.

By:
James M. Coughlin
Vice President

SF SPLASHTOWN INC.
SF SPLASHTOWN GP INC.
SIX FLAGS EVENTS INC.
SIX FLAGS EVENTS HOLDING CORP.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS SERVICES OF MISSOURI, INC.

By:
James M. Coughlin
Vice President

ASTROWORLD LP

By:	Astroworld GP LLC, its General Partner

By:
James M. Coughlin
Vice President

ELITCH GARDENS L.P.

By:	Premier Parks of Colorado Inc., its General Partner

By:
James M. Coughlin
Vice President

FRONTIER CITY PARTNERS LIMITED PARTNERSHIP

By:	Frontier City Properties, Inc., its General Partner

By:
James M. Coughlin
Vice President

HURRICANE HARBOR LP

By:	Hurricane Harbor GP LLC, its General Partner

By:
James M. Coughlin
Vice President

SF PARTNERSHIP

By:	Six Flags Theme Parks Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SAN ANTONIO, L.P.

By:	SFTP San Antonio GP, Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SPLASHTOWN L.P.

By:	SF Splashtown GP Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS EVENTS L.P.

By:	Six Flags Events Inc., its General Partner

By:
James M. Coughlin
Vice President

SAN ANTONIO THEME PARK, L.P.

By:	San Antonio Park GP, LLC, its General Partner

By:
James M. Coughlin
Vice President